SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2003

METRON TECHNOLOGY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-27863	98-0180010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Old Bayshore Highway Suite 210 Burlingame, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 401-4600

ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial statements of business acquired.  Not applicable.

(b)                                 Pro forma financial information.  Not applicable.

(c)                                  Exhibits.

Exhibit No.	Description

99.1

Press release, dated as of April 8, 2003, reporting Metron Technology N.V.’s fiscal third quarter results for the period ended February 28, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).

ITEM 9.               REGULATION FD DISCLOSURE.

The information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.

On April 8, 2003, Metron Technology N.V. (“Metron”) reported its fiscal third quarter results for the period ended February 28, 2003.  A copy of the press release issued by Metron on April 8, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Metron provides pro forma net income and pro forma net income per share measures in the press release as additional information relating to its operating results. Metron’s management believes that the presentation of these measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations.  These measures are not in accordance with, or an alternative to, generally accepted accounting principles and may be different from pro forma measures used by other companies. The calculation of pro forma net income has been adjusted to exclude the effects of restructuring charges, the loss from the impairment of goodwill and impairment of tax assets.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Metron, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including the exhibit hereto, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished by Regulation FD or that the information or exhibit in this report contains material information that is not otherwise publicly available.

ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information contained in Item 9, including the accompanying exhibit, is incorporated by reference and is being furnished under both Item 9 and Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRON TECHNOLOGY N.V.

Date: April 8, 2003	/s/ DOUGLAS J. MC CUTCHEON
Douglas J. McCutcheon
Senior Vice President, and Chief Financial Officer
Signing on behalf of the registrant

INDEX TO EXHIBITS

99.1

Press release, dated as of April 8, 2003, reporting Metron Technology N.V.’s fiscal third quarter results for the period ended February 28, 2003 (furnished and not filed herewith solely pursuant to Item 9 and Item 12).